DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada  89701-4299
(775)  684-5708
Website:  secretaryof state.biz


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                            Articles of Incorporation
                              (PURSUANT TO NRS 78)

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Important: Read attached instructions before completing form.
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

1. Name of Corporation:         ZYLORAIN, INC.

2. Resident Agent               R/A's OF AMERICA #7-01440
   Name and Street              --------------------------------------------------------
                                Name
   Address:                     1504 US Highway 395 N #8 GARDNERVILLE, NEVADA 89410-5273
   (must be a Nevada address    --------------------------------------------------------
   where process may be         Street Address           City                 Zip Code
   served)
                                1905 JUAREZ LANE         REDDING,      CA     96003-7108
                                --------------------------------------------------------
                                Optional Mailing Address City                 Zip Code

3. Shares:
   (number of shares
   corporation                  Number of Shares                                 Number of Shares
   authorized to issue)         with par value   75,000,000  Par Value: $0.001   without par value:  -0-
                                                 ----------             ------                      -----

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4. Names &                      1.      WILLIAM F. WEBSTER
   Addresses,                           1905 JUAREZ LANE  REDDING CA  96003-7108
   of Board of
   Directors/Trustees:
   (attach additional page if
   there is more than 3
   directors/trustees)
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5. Purpose:                     The purpose of this Corporation shall be:
    (optional-see instructions)         All activities authorized under the laws
                                        of the State of Nevada
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

6. Names, Address               TERRALL W. CHILCOAT
   and Signature of             ------------------------------------------------
   Incorporator:                Name
   (attach additional page if   1504 US Highway 395 N #8 GARDNERVILLE, NEVADA 89410-5273
   there is more than 1         --------------------------------------------------------
   incorporator)                Street Address           City                 Zip Code

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7. Certificate of               I hereby accept appointment as resident Agent
   Acceptance of                for the above named corporation.
   Appointment of
   Resident Agent:              /s/ Terrall Chilcoat        19 Aug 2004 03:04 PM
                                --------------------------- --------------------
                                Authorized Signatue of R.A. Date
                                or On Behalf of R.A. Company

This form must be accompanied by appropriate fees. See attached fee schedule.



Nevada Secretary of State Form 78 ARTICLES.2003 Revised on: 11/21/03